SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 1999

                                OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19278                     13-3357370
(State or other jurisdiction         (Commission                 (IRS Employer
      or incorporation)              File Number)                Identification)



51 James Way, Eatontown, New Jersey                                   07724
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code                (732) 542-2800



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                              Item 5. Other Events


Osteotech, Inc. reported that it has created the new position of President and Chief Operating Officer. Joining the Company in this position is Arthur A. Alfaro, formerly President of the Thoracolumbar Division for Medtronic Sofamor Danek, Inc. Mr. Alfaro has been elected to the Company's Board of Directors and will assume his new responsibilities effective September 13, 1999. He will report to Richard W. Bauer, Osteotech's Chief Executive Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 1999

                                         OSTEOTECH, INC.
                                         (Registrant)

                                         By: /s/ Michael J. Jeffries
                                             ---------------------------
                                              MICHAEL J. JEFFRIES
                                              Executive  Vice President,
                                              Chief Operating Officer and
                                              Chief Financial  Officer
                                              (Principal Financial Officer
                                               and Principal Accounting Officer)